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EXHIBIT 10.9

ADDENDUM NO. 1

TO COLLABORATION AND LICENSE AGREEMENT

THIS ADDENDUM NO. 1 TO COLLABORATION AND LICENSE AGREEMENT (the “Addendum”) is made and entered into effective as of January 21, 2011 (the “Addendum Effective Date”) by and among ALDERBIO HOLDINGS LLC (“AlderHoldings”), a Nevada limited liability company having its principal place of business at 101 Convention Center Drive, Suite 850, Las Vegas, Nevada 89109, ALDER BIOPHARMACEUTICALS INC., a Delaware corporation having its principal place of business at 11804 North Creek Parkway South, Bothell, Washington 98011 (“AlderBio”) and BRISTOL-MYERS SQUIBB COMPANY, a Delaware corporation having offices at 345 Park Avenue, New York, New York 10154 (“BMS”). Alder Holdings and AlderBio are collectively referred to herein as “Alder”.

The Parties entered into that certain Collaboration and License Agreement dated as of November 6, 2009 (the “Agreement”).

The purpose of this Addendum is to confirm that Alder and BMS have agreed to undertake, pursuant to the Agreement, certain activities and to specify the terms and conditions agreed upon by Alder and BMS with respect to such activities.

All capitalized terms that are used in this Addendum but are not defined herein shall have the meanings given to them in the Agreement.

As contemplated by Section 6.3(b)(ii) of the Agreement, BMS has notified Alder that it desires to receive and use (solely as permitted by the last sentence of Section 6.3(b)(ii) of the Agreement) the Alder Future Process Know-How for the Future Process developed by [***] pursuant to [***] (such Future Process, the “B2 Process”). Pursuant to Section 6.3(b)(ii) of the Agreement, BMS is obligated to reimburse Alder for fifty percent (50%) of all past and future documented out-of-pocket costs and expenses incurred by Alder in connection with the development or optimization of the B2 Process by [***]. Such reimbursement obligation is subject to the $[***] reimbursement cap specified in Section 6.4(a)(ii) of the Agreement. Since Alder has already incurred more than $[***] in out-of-pocket costs and expenses in connection with the development or optimization of the B2 Process by [***], BMS is obligated to reimburse Alder for $[***] of such costs and expenses. Notwithstanding the procedures and time periods specified in the fifth (5th) and seventh (7th) sentences of Section 6.3(b)(ii) of the Agreement for BMS’ reimbursement of such costs and expenses, Alder shall provide BMS with an invoice for $[***] on or promptly after the Addendum Effective Date (as defined above) and another invoice for $[***] on the earlier of (a) the Completion Date (as defined below) or (b) June 30, 2011. BMS shall pay to Alder each invoiced amount within [***] after the receipt of the applicable invoice.

Alder and BMS desire to avoid potential future insufficiency of ALD518 supply and have agreed to undertake certain work directed to optimizing the production strain for ALD518 and to improving the process for manufacturing ALD518. The goal of such work is an improved manufacturing process that, when implemented with the optimized production strain, produces

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[***] of purified ALD518 [***] (the “Goal”). The Parties wish to implement such improved manufacturing process prior to initiating manufacture of ALD518 for use in Phase 3 Clinical Trials. The scope, activities and timelines for such work and the Parties’ rights and obligations with respect thereto are as follows:

1.	The work to be conducted is described in Exhibit A (the “Work Plan”). Since the Work Plan includes making changes to the production strain for ALD518 (which is defined in the Agreement as Production Strain Work), the Work Plan is deemed to be a Production Strain Work Plan as contemplated by Section 6.8 of the Agreement and the Parties’ performance of the Work Plan will be overseen by the JMC or a subcommittee thereof as contemplated by Section 6.8 of the Agreement.

2.	Alder shall be responsible for conducting the strain development activities specified in the Work Plan. Alder and BMS shall be jointly responsible for conducting the process improvement activities specified in the Work Plan and will use the current optimized ALD518 manufacturing process developed pursuant to [***] (the “B2 Process”) as the starting point for such activities.

3.	Each Party shall use commercially reasonable efforts to conduct and complete the Work Plan activities allocated to it within the timeframe specified in the Work Plan; provided, however, that neither Party shall have any obligation to continue performance of the Work Plan after the earlier of: (i) the date of achievement of the Goal (such date, the “Completion Date”); or (ii) [***]. It is expected that the work as set forth in the Work Plan will be completed on or before [***].

4.	As specified in Section 6.8 of the Agreement, BMS is to reimburse Alder for out-of-pocket costs and FTE costs (at the FTE Rate) with respect to performing Production Strain Work. Accordingly, BMS shall reimburse Alder for documented out-of-pocket costs and FTE costs (at the FTE Rate) incurred by Alder in the performance of the strain development work specified in the Work Plan in accordance with this Addendum, provided that (i) Alder’s out-of-pocket costs and the level of FTE effort shall be consistent with the applicable provisions of Exhibit A (or an amendment thereto or as otherwise approved in writing by both Parties in advance of being incurred) and (ii) Alder’s total out-of-pocket costs and FTE costs (at the FTE Rate) with respect to such strain development work shall not exceed $[***] without approval in writing by both Parties. Alder has already incurred [***] in the course of performing strain development activities specified in the Work Plan prior to October 1, 2010. On or promptly after the Addendum Effective Date, Alder shall send an invoice to BMS for such amount and BMS shall pay such invoiced amount to Alder within [***] after the receipt of such invoice. Within [***] after each calendar quarter between the Addendum Effective Date and [***], Alder shall provide BMS with an invoice setting forth the out-of-pocket costs and FTE costs (at the FTE Rate) incurred during such calendar quarter (and for the first such invoice, during the period between October 1, 2010 and the Addendum Effective Date) in the course of performing the strain development work specified in the Work Plan in accordance with this Addendum and shall include with such invoice reasonable documentation for such costs. BMS shall pay Alder the amount correctly invoiced within [***] after BMS’ receipt of the invoice.

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5.	Each Party shall bear all costs it incurs in the course of performing process improvement activities specified in the Work Plan.

6.	Alder and BMS shall share equally all documented out-of-pocket costs and FTE costs (at the FTE Rate) incurred by either Party in the course of performing analytical characterization work specified in the Work Plan in accordance with this Addendum, provided that (i) such out-of-pocket costs and the level of FTE effort shall be consistent with the applicable provisions of Exhibit A (or an amendment thereto or as otherwise approved in writing by both Parties in advance of being incurred) and (ii) each Party’s total out-of-pocket costs and FTE costs (at the FTE Rate) for such analytical characterization work shall not exceed $[***] without approval in writing by both Parties. Within [***] after each calendar quarter between the Addendum Effective Date and [***], [***] shall provide [***] with an invoice setting forth fifty percent (50%) of the out-of-pocket costs and FTE costs (at the FTE Rate) incurred by such Party during such calendar quarter in the course of performing the analytical characterization work specified in the Work Plan in accordance with this Addendum and shall include with such invoice reasonable documentation for such costs. The other Party shall pay such Party the amount correctly invoiced within [***] after the receipt of the invoice.

7.	Alder and BMS hereby agree that the FTE Rate with respect to the Parties’ performance of the Work Plan in accordance with this Addendum shall be [***] per FTE per year.

8.	If the Parties’ performance of the Work Plan in accordance with this Addendum results in achievement of the Goal, then the ALD518 manufacturing process created thereby shall be deemed the “B3 Process”. The technical transfer and implementation of the B3 Process to a Third Party manufacturer is outside the scope of this Addendum and will be subject to a separate agreement between the Parties.

9.	On or about [***], Alder and BMS shall assess the progress and accomplishments of the Parties’ performance of the Work Plan and will discuss what, if any, additional work would need to be performed after [***] to further the B3 Process or to achieve the Goal. Any additional work would be performed pursuant to a separate written agreement between the Parties or an addendum to this Addendum.

10.	The Parties acknowledge that, in accordance with Section 6.8 of the Agreement, any production strain generated pursuant to Parties’ performance of the Work Plan in accordance with this Addendum shall be deemed Alder Material for all purposes of the Agreement, and BMS shall use such production strain solely in accordance with, and subject to the terms and conditions of, the Agreement.

11.

The Parties acknowledge and agree that any and all inventions and Information conceived, discovered, developed or otherwise made by or on behalf of either Party in the course of conducting the Work Plan shall be Sole Inventions and Joint Inventions, as the case may be, subject to Sections 7.1 and 9.2 of the Agreement. The Parties acknowledge and agree that any such Sole Inventions of BMS shall be deemed to be BMS Improvements, subject to the license to Alder under Section 7.8 of the Agreement and the restrictions set forth in Section 7.14. BMS’ rights and licenses with respect to the use and practice of the Alder Mab Xpress Technology are limited to those rights and licenses set

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forth in Sections 7.4(iii) and 7.9(d) of the Agreement. Accordingly, BMS may be required to obtain additional license(s) to the Alder Mab Xpress Technology in order to use and practice such Sole Inventions of BMS and such Joint Inventions for other purposes. For the purposes of Article 12 of the Agreement, (i) Information generated by Alder in the performance of the Work Plan shall be deemed to be Confidential Information of Alder (notwithstanding the penultimate sentence of Section 12.1) and (ii) Information generated by BMS in the performance of the Work Plan shall be deemed to be Confidential Information of both Parties. Notwithstanding the last sentence of Section 12.1, BMS agrees that Alder may use Information generated by BMS in the performance of the Work Plan for any purpose that does not violate Article 11 or Applicable Law, subject to the [***] licenses granted by Alder to BMS under Article 7 and, with respect to Publication, subject to Section 12.4. BMS confirms that its use of any Alder Material (and any derivatives, parts or progeny thereof) shall be subject to the restrictions set forth in the Agreement, including without limitation those set forth in Section 7.13.

12.	The Parties acknowledge that the Work Plan is being conducted under the Agreement and all terms and conditions of the Agreement, except as expressly set forth in this Addendum, apply to the Parties’ performance of the Work Plan.

This Addendum will become effective as of the Addendum Effective Date and shall continue in effect, except to the extent it is amended or terminated in accordance with Section 17.1 of the Agreement, throughout the remainder of the Term.

This Addendum is hereby incorporated into and made part of the Agreement. All the terms and conditions of the Agreement remain in full force and effect, except as expressly indicated otherwise in this Addendum.

IN WITNESS WHEREOF, the Parties have caused this Addendum to be executed by their duly authorized representatives effective as of the Addendum Effective Date.

ALDER BIOPHARMACEUTICALS INC.		ALDERBIO HOLDINGS LLC

By:	/s/ Randall C. Schatzman	By:	/s/ Randall C. Schatzman
	Randall C. Schatzman, Ph.D President and Chief Executive Officer		Randall C. Schatzman, Ph.D Manager

BRISTOL-MYERS SQUIBB COMPANY

By:	/s/ John Tabor
Name: Title:	John Tabor VP, BTPM

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Exhibit A

to Addendum No.1

1. Summary of Strain and Process Improvement Activities

1.1. Statement of Goals for the Strain and Process Improvement

The goal of the strain and process improvement activities are to generate an improved Pichia pastoris strain and/or manufacturing process with an overall target productivity of [***] purified protein [***] of fermentation volume while maintaining or improving current product quality. The approach is that a combination of [***] will yield that target.

1.2. Strain Development Activities (to be carried out by Alder)

•	[***] in Pichia pastoris

•	Test promising leads in optimized process to evaluate specific potential (specific productivity, whole-broth titer, genetic stability)

•	[***] suitable for commercial production of ALD 518.

•	Strain-specific optimization of lead production strains

•	Provide lead production strains to BMS for further evaluation.

1.3. Process Improvement Activities of B2 Process (to be carried out by Alder and BMS)

•	Technical transfer of the B2 Process to BMS at the [***].

•	Continued work on the fermentation process potentially with the new lead strains to maximize titer while maintaining product quality (build on work already performed for B2 Process)

•	Optimize operating parameters ([***])

•	[***]

1.4. Analytical characterization of product quality (work to be done at BMS or outsourced)

2. Details of the Improvement Activities

2.1 Strain Development Activities

2.1.1. [***]

Targeting of [***] will be tested to:

(a)	[***]

(b)	[***]

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(c)	[***]

(d)	lead candidate strains will be transferred to BMS for process improvement studies.

2.1.2. [***] Development

(a)	Current [***] products have been established to be generated via targeting [***] ALD518

(b)	Assessment of the genome will be conducted to identify additional members of [***]

(c)	A strategy[***] will be developed and implemented to assess product quality as well as strain productivity and stability

(d)	If necessary, [***] will be prepared and characterized as above

2.1.3. On-going technology development

A number of additional enhancements of the production platform will be under investigation as Mab Xpress undergoes its next level of enhancement. It is anticipated that some of these advancements may be applicable to the commercial process for producing ALD518. Outcomes of this work fall outside the scope of this Addendum.

2.1.4. Estimated Cost Projections for Strain Development Activities

Total Project Cost of Strain Development Activities at Alder: ~$[***]

(a)	Alder Yeast Expression Work prior to Nov. 2010: ~[***] FTE [***]; ~$[***]

(b)	~[***] man months at Alder ([***]): ~$[***]

2.2. Process Improvement Activities

Outside of these activities is the ongoing [***] support by Alder for the B2 Process (costs are included in the costs and BMS reimbursement payment for the B2 Process as set forth in the Addendum)

2.2.1. Tech Transfer to establish B2 Process at BMS

•	Gary Lesnicki to Syracuse mid December, completed

•	Z. Li to visit Alder, pending

•	Goal: comparable data using same protocol

2.2.2. Assay Transfer to BMS if applicable

•	Titer—[***] standardization between Alder and BMS

•	Purity—[***] method standardization between Alder and BMS

2.2.3. Screening of new strains at Alder at the [***] fermentation scale

•	This activity will start at Alder in [***].

•	Each run set contains [***] parallel fermentations

•	Total successful run sets: [***]

•	FTE requirements: [***]

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2.2.4. Purification at Alder of lead strain candidates ([***])

To assess behavior of molecule during purification and for product quality assessment

•	Assumption: [***]

•	[***] purifications x [***] x [***] FTEs equals [***]

2.2.5. Fermentation process improvement at BMS at the [***] fermentation scale

Requires successful process transfer to BMS (see 2.2.1.).

The goal is to optimize the fermentation conditions for yield and scalability.

•	This activity will start at BMS in [***].

•	Each run set contains [***] parallel fermentations

•	Total successful run sets: [***]

•	FTE requirements: [***] x [***] x [***] FTEs equals [***]

2.2.6. Estimated Cost Projections for Process Development Activities

Approximately [***]: ~$[***]

2.3. Analytical Characterization

Work will be required for analytical characterization of the lead candidates. This will include [***] and [***]. Depending on resource availability this work could be done by BMS in-house or outsourced. Total cost not to exceed $[***] per Party as set forth in paragraph 6 of the Addendum.

3. Summary of Estimated Costs

Activity	Total Cost	Cost incurred by Alder	Cost incurred by BMS

Strain Development[1]	[***]	[***]	[***]

Process Development[2]	[***]	[***]	[***]

Analytical Characterization[3]	[***]	[***]	[***]

[1]	[***].
[2]	[***].
[3]	[***].

Page 8 to follow.

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Timeline—[***]

[***]